Comerica Incorporated Goldman Sachs Financial Services ConferenceDecember 6, 2016 Pete GuilfoileExecutive Vice President and Chief Credit Officer Ralph W. Babb, Jr.Chairman and Chief Executive OfficerDavid DupreyExecutive Vice President and Chief Financial Officer Safe Harbor Statement Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “contemplates,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “opportunity,” “initiative,” “outcome,” “continue,” “remain,” “maintain,” “on course,” “trend,” “objective,” “looks forward,” “projects,” “models” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, including the GEAR Up initiative, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of the economic benefits of the GEAR Up initiative, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including changes in interest rates; changes in regulation or oversight; Comerica's ability to maintain adequate sources of funding and liquidity; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers, in particular the energy industry; unfavorable developments concerning credit quality; operational difficulties, failure of technology infrastructure or information security incidents; reliance on other companies to provide certain key components of business infrastructure; factors impacting noninterest expenses which are beyond Comerica's control; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; reductions in Comerica's credit rating; whether Comerica may achieve opportunities for revenue enhancements and efficiency improvements under the GEAR Up initiative, or changes in the scope or assumptions underlying the GEAR Up initiative; the interdependence of financial service companies; the implementation of Comerica's strategies and business initiatives; damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; any future strategic acquisitions or divestitures; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 12 of the Corporation's Annual Report on Form 10-K for the year ended December 31, 2015 and “Item 1A. Risk Factors” beginning on page 62 of the Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2016. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. 2

Comerica: A Brief Overview

LONG HISTORY	Founded 167 years ago
NIMBLE SIZE $74B IN ASSETS	Products & services of a large bank with the culture of a community bank
ATTRACTIVE FOOTPRINT	Strong presence in Texas, California, & Michigan
PRIMARILY A BUSINESS BANK	Complemented by Retail Bank and Wealth Management
RELATIONSHIP BANKING STRATEGY	Trusted Advisor approach
CONSERVATIVE	Strong capital position, Prudent credit underwriting

Diverse Geography

($ in billons; 3Q16 average)



California $17.6 36%
Texas $10.6 22%
Loans $49.2
Other Markets $8.5 17%
Michigan $12.5 25%
California $17.7 30%
Texas $9.9 17%
Deposits $58.1
Other[1] $8.6 15%
Michigan $21.9 38%

9/30/16 • [1]Consists of Other Markets ($8.2B) & Finance/ Other ($0.4B)

Comerica Bank

3

GEAR Up: Growth in Efficiency and Revenue

~$270MM additional annual pre-tax income in FY18



Return on Equity
Growth inline with GDP
Continued investment
Normal credit ~30-40bps
Buyback same as 2016/17
GEAR Up
25–50 bps rate rise
Double-digit ROE
FY18
Efficiency Ratio
Business growth, net of investments
~$30MM
Revenue Enhancements
~$70MM
~$150MM
Expense Reductions
~$200MM
Low 60% Range
FY17
≤60%
FY18

9/30/16 • Pre-tax $ • Estimates & outlook as of 12/5/16 • For illustrative purposes; not drawn to scale

Comerica Bank

4

GEAR Up: Growth in Efficiency And Revenue

Expense opportunities

Workforce Reductions

(# of employees – full time equivalent)



9,035
8,948
8,876
8,880
~8,200
~8,000
2012
2013
2014
2015
Proj 2016
Proj 2017

Carefully Pruning Branch Network[1]



489
482
480
476
457
438
2012
2013
2014
2015
Proj 2016
Proj 2017

Retirement Plan Expense[2]

($ in millions)



88
95
50
58
~19
~(16)
2012
2013
2014
2015
Proj 2016
Proj 2017

Reducing Real Estate

(Sq ft in thousands)



5,545
5,423
5,350
5,184
~5,000
2012
2013
2014
2015
Proj 2016

9/30/16 • [1]Count of total U.S. banking centers after consolidation of 15 banking centers starting in November 2016 • [2]Includes Pension, Postretirement & Retirement Account Plan costs; Projected 2016 expense decreased from ~$26MM to ~$19MM as a result of the newly redesigned retirement program (announced 10/18/16) • Estimates & outlook as of 12/5/16

Comerica Bank

5

Fourth Quarter Update

Loan growth began to rebound in November while deposits continue to grow

Average Loans

($ in billions)



Loan Yields
48.5
48.4
49.5
49.2
48.8
3.24
3.38
3.31
3.33
4Q15
1Q16
2Q16
3Q16
4Q16 Thru 11/30

Average Deposits

($ in billions)



Deposit Rates[2]
59.7
56.7
56.5
58.1
59.3
0.14
0.14
0.14
0.14
4Q15
1Q16
2Q16
3Q16
4Q16 Thru 11/30/16

October & November Trends[1]

Average loans stable

- Energy decreased, as expected
- Mortgage Banker declined in conjunction with home sales (seasonal) & refinance activity
- Environmental Services declined
- National Dealer Services increased as 2017 models arrive

Average deposits increase $1.2B

- Driven by noninterest-bearing deposits
- Growth in nearly every business line, with largest increases in Energy & Corporate Banking

4Q16 average balances though 11/30/16 are preliminary and subject to change • [1]Comparisons to 3Q16, through 11/30 • [2]Interest costs on interest-bearing deposits

Comerica Bank

6

893 1,244 1,833 1,552 1,473 0.00 3.34 5.34 4.40 0.96 3Q15 4Q15 1Q16 2Q16 3Q16 Total Criticized $ in millionsNCO % Annualized Credit Metrics Energy Line of Business Credit Quality Improved in 3Q16Granular, contracting portfolio 9/30/16 ● 1Criticized loans are consistent with regulatory defined Special Mention, Substandard, Doubtful & Loss loan classifications ● 2Net credit-related charge-offs to avg. loans ● 3As of 11/30/16 ● 4Bank's entire allowance is available to cover any & all losses. Allocation of allowance for energy loans reflects our robust allowance methodology which contains quantitative and qualitative components ● 5Source: U.S. Energy Information Administration ● 6Source: Baker Hughes, available at www.bakerhughes.com 481 479 509 467 353 407 513 480 426 363 332 320 2,249 2,111 2,162 1,911 1,772 1,769 3,243 3,070 3,097 2,741 2,457 2,496 3Q15 4Q15 1Q16 2Q16 3Q16 11/30/16 Midstream Services Exploration & Production Energy Line of Business Loans ($ in millions; Period-end) Mixed18%  Maintain granular portfolio: ~200 customers  E&P companies3  Fall redeterminations 73% complete  Borrowing bases increased ~12% on average  96% of nonaccrual loans current on interest as of 11/30/16  Reserve for energy loans >8%4 7 45 46 42 37 32 30 38 41 47 49 45 45 45 50 46 300 500 700 900 Sep -15 Oct -15 Nov -15 Dec -15 Jan -16 Feb -16 Mar -16 Apr -16 May -16 Jun -16 Jul- 16 Aug -16 Sep -16 Oct -16 Nov -16 WTI PriceTotal U.S. Rig Count 5 Oil Price & Rig Count ($ per bbl) 6 1 2 CRE by Property Type1($ in millions; Period-end) Multifamily47% Retail12% Commercial11% Office7% Single Family7% Multi use4% Land Carry5% Other7% 24% 31% 45% Other Texas California CRE by Market1($ in millions; Period-end, based on location of property) Commercial Real Estate Line of BusinessLong history of working with well established, proven developers 9/30/16 ● 1Excludes CRE line of business loans not secured by real estate ● 2Includes CRE line of business loans not secured by real estate ● 3Criticized loans are consistent with regulatory defined Special Mention, Substandard, Doubtful & Loss loan classifications 8 4.5 4.6 5.1 5.5 5.4 5.4 3Q15 4Q15 1Q16 2Q16 3Q16 11/30/16 CRE Period-end2($ in billions) Total$4,567 Total Loans$4,567 Texas Market $1,445Dallas 38%Houston 24%Austin 24%Other 14% 17 17 8 8 8 126 109 99 84 48 2.8 2.4 1.9 1.5 0.9 3Q15 4Q15 1Q16 2Q16 3Q16 NALs Criticized as a % of Total Loans Criticized Loans3($ in millions)

369 244 224 212 204 191 190 186 180 138 63 48 ZIO N RF MTB FITB FHN ST I BBT KEY HBA N CMA BOK F CFR Interest Rate SensitivityBalance sheet well positioned for rising rates 9/30/16 ● 1Source: SNL Financial ● 23Q16 interest expense on borrowings divided by average borrowings (average interest-bearing liabilities less average interest-bearing deposits) 27% 28% 30% 31% 32% 34% 35% 37% 41% 41% 45% 54% FHN ST I HBA N KEY BBT MTB FITB R F CFR BOK F ZIO N CMA Highest Noninterest-Bearing as aPercent of Total Deposits1(Period-end) Low Cost of Borrowings vs. Peers1,2(In basis points) 9 Faster Loan Re-pricing/Maturity Date1 0% 20% 40% 60% 80% 100% CMA CFR FHN KE Y FITB ST I RF MTB BOK F HBA N ZIO N BBT Less Than 3 Months Greater Than 3 Months 11% 14% 14% 17% 18% 20% 21% 22% 24% 2 9% 30% 42% MTB FHN ST I CMA ZIO N RF FITB BB T KEY BOK F HBA N CFR Securities to Assets Ratio1(Period-end) 9/30/16 ● 1Estimated outlook as of 12/5/16 based on calculations derived from sensitivity results shown in slide 15 ● 2Reflects impacts of swaps ● 3The interest rate resets every four weeks, based on the Federal Home Loan Bank auction rate, with a reset date of each note scheduled at one-week intervals ● 4Maturity date 11/16 Interest Rate Sensitivity Significant upside from rate increase 10 Additional Annual Net Interest Income1Estimated Increase From Movement in Fed Rates Deposit Beta ($ in millions) 0% 25% 50% 75% +25 bps ~$85 ~$70 ~$55 ~$40 +50 bps ~175 ~140 ~110 ~80 +100 bps ~345 ~285 ~220 ~155 Subordinated notes $1.7 Medium-term notes$1.0 FHLB advances$2.8 Fixed-rate subordinated notes4$0.4 Wholesale Funding2($ in billions, Period-end) Total$5.96-mo LIBOR 1-mo FHLB auction rate3 Fixed Rate~10% 30-day LIBOR ~60% 60-day+ LIBOR~10% Prime-Based~20% Loan Portfolio ($ in billions, Average) Total $49.2 LIBOR Increases(Average monthly rates in percentage points) 0.43 0.45 0.53 0.560.62 0.65 0.85 0.910.86 0.94 1.25 1.27 30-Day LIBOR 90-Day LIBOR 6-Month LIBOR

Active Capital Management

Continued to return excess capital to shareholders

2016 CCAR Capital Plan

- Equity repurchases up to $440 million (3Q16-2Q17)
- Pace of buyback linked to capital position, financial performance & market conditions

4Q16 Equity repurchases[1]

- 1.5MM shares for $81MM through 12/1, on track to reach 4Q16 plan of ~$99MM
- Warrants & employee options exercised impact share count[2]

Shareholder Payout



($ in millions)
Equity Repurchases
Dividends
96
37
59
2Q15
96
37
59
3Q15
102
37
65
4Q15
79
37
42
1Q16
103
38
65
2Q16
137
40
97
3Q16

Book Value Per Share



$34.79
2011
$36.86
2012
$39.22
2013
$41.35
2014
$43.03
2015
$44.91
3Q16

Dividends Per Share Growth



0.40
2011
0.55
2012
0.68
2013
0.79
2014
0.83
2015
0.89
LTM4Q16[3]

9/30/16 • [1]Shares & warrants repurchased under equity repurchase program • [2]Diluted EPS calculation includes options & warrants • [3]LTM = last twelve months; based on actual dividends declared in 1Q16, 2Q16, 3Q16 & most recent dividend declared of $0.23/share payable January 1, 2017

Comerica Bank

11

Strong, Diverse & Independent Board of Directors

Two new Directors recently added

Ralph W. Babb, Jr. • Chairman and CEO • 45 years in industry, 21 years at Comerica • Industry, Operational and Leadership Expertise	**Richard G. Lindner (Lead Facilitating Director)** • Former SEVP and CFO of AT&T • Finance, Accounting, Leadership and Operational Expertise
Roger A. Cregg • President and CEO of AV Homes • Former director of Federal Reserve Bank of Chicago, Detroit Branch • Finance and Operational Expertise	**Nina G. Vaca** • Chairman and CEO of Pinnacle Technical Resources • Director, Kohl's & Cinemark Holdings • IT, HR, Vendor Management, Operational and Leadership Expertise
Robert S. Taubman • Chairman of Taubman Center • Director, Sotheby's Holdings • Real Estate, Operational, Leadership and Geographic Expertise	**Reginald M. Turner, Jr.** • Attorney with Clark Hill PLC • Director, Masco Corporation • Legal, Risk Management and Community Affairs Expertise
Alfred A. Piergallini • Consultant, Desert Trail Consulting • Former Chairman, Wisconsin Cheese Group, Inc. • Marketing, Sales, Branding and Leadership Expertise	**T. Kevin DeNicola** • Former CFO of KIOR, Inc • Former CFO of KBR, Inc. • Finance, Accounting and Operational Expertise
Jacqueline P. Kane • Former EVP, HR and Corporate Affairs at The Clorox Company • 22 years in HR roles in financial services industry • HR, Compensation and Finance Expertise	**Michael E. Collins** • Former EVP, Supervision and Regulation, Federal Reserve Bank of Philadelphia • Risk management, Regulatory and Leadership Expertise
Michael Van de Ven • COO of Southwest Airlines • Financial planning, Accounting and Operational Expertise	

Comerica Bank

12

Intensely Focused on Enhancing Shareholder Value

GROWING REVENUE	Positioned in **faster growing markets & industries** Focused on building **long-term relationships**
REDUCING EXPENSES	Executing **GEAR Up initiative** to increase efficiency Continued investment in technology
MANAGING RISK	**Strong, conservative credit culture** leads to solid credit metrics
CAPITAL MANAGEMENT	**Solid Capital** base; CET1 Capital ratio of 10.69% Continued **share buyback** & increased **dividend**
POSITIONED FOR RISING RATES	Fed's 25 bps December 2015 rate increase expected to increase 2016 net interest income by ~$90MM

9/30/16 • Outlook as of 12/5/16

13

Appendix

commitment

Interest Rate Sensitivity

Remain well positioned for rising rates

Standard Model Assumptions

Interest Rates	200 bps gradual, non-parallel rise
Loan Balances	Modest increase
Deposit Balances	Moderate decrease
Deposit Pricing (Beta)	Historical price movements with short-term rates
Securities Portfolio	Held flat with prepayment reinvestment
Loan Spreads	Held at current levels
MBS Prepayments	Third-party projections and historical experience
Hedging (Swaps)	No additions modeled

Estimated Net Interest Income: Annual (12 month) Sensitivities

Based on Various Assumptions

Additional Scenarios are Relative to 3Q16 Standard Model

($ in millions)



~100
~165
~185
~195
~210
~250
~310
Up 100 bps
Addl. $3B Deposit Decline
Addl. 20% Increase in Beta
Addl. $1B Deposit Decline
Standard Model
Addl. ~3% Loan Growth
Up 300 bps

9/30/16 • For methodology see the Company's Form 10-Q, as filed with the SEC. Estimates are based on simulation modeling analysis.

Comerica Bank

15

Financial Summary

	3Q16	2Q16	3Q15
Diluted income per common share	$0.84	$0.58	$0.74
Net interest income	$450	$445	$422
Net interest margin	*2.66%*	*2.74%*	*2.54%*
Provision for credit losses	16	49	26
Net credit-related charge-offs to average loans	*0.13%*	*0.38%*	*0.19%*
Noninterest income	272	268	260
Noninterest expenses	493	518	457
Restructuring expenses	*20*	*53*	-
Net income	149	104	136
Average loans	$49,206	$49,469	$48,972
Average deposits	58,065	56,521	59,140
Basel III common equity Tier 1 capital ratio	10.69%	10.49%	10.51%
Average diluted shares (millions)	*176*	*177*	*181*

$ in millions, except per share data

Comerica Bank

16

Third Quarter 2016 Results

	3Q16	Change From 2Q16	Change From 3Q15
Average loans	$49,206	($263)	$234
Average deposits	58,065	1,544	(1,075)
Net interest income	450	5	28
Provision for credit losses	16	(33)	(10)
Net credit-related charge-offs	*16*	*(31)*	*(7)*
Noninterest income	272	4	12
Noninterest expenses[1]	493	(25)	36
Net income	149	45	13
Earnings per share (EPS)[2]	0.84	0.26	0.10
Book Value Per Share	44.91	0.67	1.89
Tangible Book Value Per Share[3]	41.15	0.63	1.79
Equity repurchases[4]	2.1MM shares or $97MM		

Key QoQ Performance Drivers

- Loans impacted by reducing Energy portfolio & normal seasonality
- Strong deposit growth driven by increase in noninterest-bearing deposits
- Net interest income reflects increase in LIBOR, one more day & excess balances at the Federal Reserve
- Provision & net charge-offs reflect general improvement in Energy portfolio
- Noninterest income increased 2%
- Expenses included $33MM decline in restructuring charges partially offset by smaller gain on disposal of fixed assets & increased outside processing
- Dividend raised 4.5% to $0.23 per share

$ in millions, except per share data • 3Q16 compared to 2Q16 • [1]Included restructuring charges of $20MM in 3Q16 & $53MM in 2Q16 • [2]EPS based on diluted income per share • [3]See Supplemental Financial Data slides for a reconciliation of non-GAAP financial measures • [4]3Q16 repurchases under the equity repurchase program

Comerica Bank

17

Loans Relatively Stable, as Expected

Typical seasonality & Energy portfolio reduction



Total Loans
($ in billions)
Loan Yields
49.0
48.5
48.4
49.5
49.2
50.4
49.3
3.17
3.24
3.38
3.31
3.33
3Q15
4Q15
1Q16
2Q16
3Q16
Average Balances
2Q16
3Q16
Period-end

Average loans decreased $263MM

- Energy
- National Dealer Services
- Technology & Life Sciences
+ Mortgage Banker Finance
+ Commercial Real Estate

Loan yields +2 bps

+ Increase in LIBOR
+ 2Q16 lease residual value adjustment
- Nonaccrual activity

Commitments $53.0B

- Declined $719MM (-$340MM Energy)
- Line utilization[1] declined to 51%

Loan pipeline remains strong

3Q16 compared to 2Q16 • [1]Utilization of commercial commitments as a percentage of total commercial commitments at period-end

Comerica Bank

18

Strong Deposit Growth

Driven by increased noninterest-bearing deposits



Total Deposits
($ in billions)
Deposit Rates 1
59.1
59.7
56.7
56.5
58.1
56.4
59.3
0.14
0.14
0.14
0.14
0.14
3Q15
4Q15
1Q16
2Q16
3Q16
2Q16
3Q16
Average Balances
Period-end

Average deposits increased $1.5B

+ General Middle Market
+ Commercial Real Estate
+ Corporate Banking
+ Mortgage Banker
+ Small Business
- Private Banking

- Noninterest-bearing grew $2.1B
- Interest-bearing declined $534MM

Loan to Deposit Ratio[2] of 83%

3Q16 compared to 2Q16 • [1]Interest costs on interest-bearing deposits • [2]At 9/30/16

Comerica Bank

19

Securities Portfolio Stable

Modest pressure on yield



Securities Portfolio
($ in billions)
Treasury Securities & Other
Mortgage-backed Securities (MBS)
Securities Yields
10.2
10.9
12.4
12.3
12.4
12.5
12.5
9.1
9.2
9.4
9.3
9.4
9.5
9.5
2.11
2.11
2.05
2.03
2.01
3Q15
4Q15
1Q16
2Q16
3Q16
2Q16
3Q16
Average Balances
Period-end

Securities portfolio

- Duration of 3.1 years[1]
  - Extends to 3.9 years under a 200 bps instantaneous rate increase[1]
- Net unrealized pre-tax gain of $168MM[2]
- Net unamortized premium of $31M[3]
- GNMA ~46% of MBS portfolio

9/30/16 • [1]Estimated as of 9/30/16. Excludes auction rate securities (ARS). • [2]Net unrealized pre-tax gain on the available-for-sale (AFS) portfolio • [3]Net unamortized premium on the MBS portfolio

Comerica Bank

20

Net Interest Income Increased $5MM

NIM decreased 8 bps with increase in liquidity



Net Interest Income
($ in millions)
NIM
422
433
447
445
450
2.54
2.58
2.81
2.74
2.66
3Q15
4Q15
1Q16
2Q16
3Q16

Net Interest Income and Rate NIM		
$445MM	**2Q16**	**2.74%**
+5MM	Loan impacts: + $4MM increase in LIBOR + $4MM one more day + $2MM 2Q16 lease residual value adj. - $2MM lower volume - $1MM nonaccrual impact - $1MM fees in the margin - $1MM other portfolio dynamics	+0.01
-2MM	Higher wholesale funding cost	-0.01
-1MM	Securities portfolio lower yields	0.00
+3MM	$2.3B increase in Fed balances	-0.08
$450MM	**3Q16**	**2.66%**

3Q16 compared to 2Q16

Comerica Bank

21

Credit Quality Strong

Energy business line reserve allocation[1] remains >8%



Allowance for Credit Losses
($ in millions)
Allowance for Loan Losses as a % of Total Loans
670
679
770
772
772
1.27
1.29
1.47
1.45
1.48
3Q15
4Q15
1Q16
2Q16
3Q16



Criticized Loans2
($ in millions)
NALs
Criticized as a % of Total Loans
2,898
3,193
3,928
3,551
3,261
5.9
6.5
8.0
7.0
6.6
357
367
681
605
631
3Q15
4Q15
1Q16
2Q16
3Q16

Energy Credit Metrics

$ in millions	Loans	Criticized	NAL	3Q16 NCO[3]
E&P	$1,772	$1,173	$343	$6
Midstream	353	58	8	-
Services	332	242	27	-
Total Energy	$2,457	$1,473	$378	$6
Q/Q change	(284)	(79)	32	(26)

Portfolio Credit Metrics

$ in millions	Ex-Energy	Total
Total loans	$46,817	$49,274
% of total	*95%*	*100%*
Criticized[2]	1,788	3,261
Ratio	3.8%	6.6%
Q/Q change	(211)	(290)
Nonaccrual	253	631
Ratio	0.5%	1.3%
Q/Q change	(6)	26
Net charge-offs[3]	10	16
Ratio	0.08%	0.13%

9/30/16 • [1]Bank's entire allowance is available to cover any & all losses. Allocation of allowance for energy loans reflects our robust allowance methodology which contains quantitative and qualitative components • [2]Criticized loans are consistent with regulatory defined Special Mention, Substandard, Doubtful & Loss loan classifications • [3]Net credit-related charge-offs

Comerica Bank

22

Noninterest Income Increased 2%

Customer-driven fees increased $3MM



Noninterest Income
($ in millions)
260
266
244
268
272
3Q15
4Q15
1Q16
2Q16
3Q16

Noninterest income increased $4MM

+ $ 4MM Commercial lending fees
+ $ 2MM Investment Banking
  (Other noninterest income)
- $ 2MM Fiduciary

+ $ 3MM Bank-owned life insurance
- $ 3MM Deferred comp
  (Other noninterest income; offset in noninterest expense)

3Q16 compared to 2Q16

Comerica Bank

23

Noninterest Expenses Well-Controlled

Includes restructuring costs of $20MM



Noninterest Expenses
($ in millions)
Restructuring
457
482
458
518
53
493
20
3Q15
4Q15
1Q16
2Q16
3Q16

Noninterest expenses down $25MM

- $33MM Restructuring charge
+ $ 6MM 2Q16 gain on sale of leased assets
  (other expenses)
+ $ 3MM Outside processing fees
+ $-0-MM Salaries
  + one more day
  + 2Q16 stock forfeiture
  + seasonal increase in staff insurance
  - reduction in workforce
  - deferred comp
  (offset in noninterest income)

3Q16 compared to 2Q16

Comerica Bank

24

Loans by Business and Market

By Line of Business	3Q16	2Q16	3Q15
Middle Market			
General	$12.6	$12.7	$13.3
Energy	2.6	2.9	3.3
National Dealer Services	6.3	6.5	6.0
Entertainment	0.7	0.7	0.7
Tech. & Life Sciences	3.1	3.3	3.3
Environmental Services	0.9	0.9	0.9
Total Middle Market	$26.2	$27.0	$27.5
Corporate Banking			
US Banking	2.3	2.4	2.4
International	1.8	1.8	1.7
Mortgage Banker Finance	2.5	2.1	2.1
Commercial Real Estate	5.4	5.3	4.4
BUSINESS BANK	**$38.2**	**$38.6**	**$38.1**
Small Business	3.9	3.9	4.0
Retail Banking	2.0	2.0	1.9
RETAIL BANK	**$5.9**	**$5.9**	**$5.9**
Private Banking	5.1	5.0	5.0
WEALTH MANAGEMENT	**5.1**	**5.0**	**$5.0**
TOTAL	**$49.2**	**$49.5**	**$49.0**

By Market	3Q16	2Q16	3Q15
Michigan	$12.5	$12.7	$13.2
California	17.6	17.7	16.8
Texas	10.6	10.8	11.0
Other Markets[1]	8.5	8.3	8.0
TOTAL	**$49.2**	**$49.5**	**$49.0**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets

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Deposits by Business and Market

By Line of Business	3Q16	2Q16	3Q15
Middle Market			
General	$15.4	$14.5	$16.2
Energy	0.6	0.6	0.6
National Dealer Services	0.3	0.3	0.2
Entertainment	0.1	0.1	0.1
Tech. & Life Sciences	6.2	6.2	6.7
Environmental Services	0.1	0.1	0.2
Total Middle Market	$22.7	$21.8	$24.0
Corporate Banking			
US Banking	$2.1	$2.1	2.7
International	2.3	2.0	2.2
Mortgage Banker Finance	0.8	0.7	0.7
Commercial Real Estate	2.1	1.8	1.8
BUSINESS BANK	**$30.0**	**$28.4**	**$31.4**
Small Business	3.3	3.2	3.1
Retail Banking	20.4	20.4	20.0
RETAIL BANK	**$23.7**	**$23.6**	**$23.1**
Private Banking	4.0	4.2	4.2
WEALTH MANAGEMENT	**$4.0**	**$4.2**	**$4.2**
Finance/ Other[2]	0.4	0.3	0.4
TOTAL	**$58.1**	**$56.5**	**$59.1**

By Market	3Q16	2Q16	3Q15
Michigan	$21.9	$21.6	$21.9
California	17.7	16.9	18.4
Texas	9.9	10.1	10.8
Other Markets[1]	8.2	7.6	7.6
Finance/ Other[2]	0.4	0.3	0.4
TOTAL	**$58.1**	**$56.5**	**$59.1**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets • [2]Finance/ Other includes items not directly associated with the geographic markets or the three major business segments

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9/30/16 ● 1Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 11/16/16 ● 2$ in billions 923 1,53 5 1,48 3 1,50 7 1,99 6 2,09 4 1,73 7 1,81 5 1,60 5 1,10 9 886 1, 319 1,59 5 1,39 7 1,39 9 2,0 89 2,13 6 1,74 2 1,67 4 2,14 5 2,55 4 200300 400500 600700 800900 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 1Q1 5 2Q1 5 3Q1 5 4Q1 5 1Q1 6 2Q1 6 3Q1 6 Actual MBAMortgageOriginationVolumes Average Loans($ in millions) Mortgage Banker Finance50 Years experience with reputation for consistent, reliable approach MBA Mortgage Originations Forecast1($ in billions) 561 470 365 430 437 352 345 445 443 3Q16Actual 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 Purchase Refinance 1,2  Provide warehouse financing: bridge from residential mortgage origination to sale to end market  Extensive backroom provides collateral monitoring and customer service  Focus on full banking relationships  Granular portfolio with 100+ relationships  Underlying mortgages are typically related to home purchases as opposed to refinancesAs of 3Q16: • Comerica: ~67% purchase • Industry: 53% purchase1  Strong credit quality• No charge-offs since 2010 27 National Dealer Services65+ years of floor plan lending Toyota/Lexus16% Honda/Acura 14% Ford 10% GM 9% Fiat/Chrysler 10% Mercedes 3% Nissan/ Infiniti 6% Other European 11% Other Asian 12% Other19% Franchise Distribution(Based on period-end loan outstandings) Geographic DispersionCalifornia 63% Texas 7%Michigan 19% Other 11% Average Loans($ in billions)  Top tier strategy  Focus on “Mega Dealer” (five or more dealerships in group)  Strong credit quality  Robust monitoring of company inventory and performance 1.3 1.5 1.9 2.3 2.3 2.5 2.8 3.1 2.9 3.2 3.2 3.5 3.2 3.4 3.5 3.6 3.5 3.7 3.8 4.0 3.8 3.1 3 .4 3.8 4.3 4.3 4.6 4.9 5.1 4.9 5. 3 5.3 5.7 5.5 5.7 5.9 6.0 6.0 6.2 6.2 6.5 6.3 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 1Q1 5 2Q1 5 3Q1 5 4Q1 5 1Q1 6 2Q1 6 3Q1 6 Floor Plan Total $6.3B 9/30/16 ● 1Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) 28

Technology and Life Sciences

20+ Years experience provides competitive advantage

- Strong relationships with top-tier investors
- Granular portfolio: ~810 customers (including ~220 customers in Equity Fund Services)
- Manage concentration to numerous verticals to ensure widely diversified portfolio
- Closely monitor cash balances and maintain robust backroom operation

Technology & Life Sciences Avg. Loans

($ in billions)



■ Equity Fund Services
1.8
0.3
2.0
0.4
2.5
0.6
3.1
1.1
3.3
1.4
3.3
1.4
3.1
1.4
2012
2013
2014
2015
1Q16
2Q16
3Q16

Customer Segment Overview

(based on period-end loans)



Equity Fund Services ~45%
Leveraged Finance ~5%
Total $3.1B
Early Stage ~15%
Late Stage ~13%
Growth ~22%

Net Charge-off Ratio[1]

(In basis points)



57
61
89
108
86
45
20
2012
2013
2014
2015
1Q16
2Q16
3Q16

9/30/16 • [1]TLS net charge-offs to avg. TLS loans

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Shared National Credit (SNC) Relationships

- SNC loans decreased $360MM over 2Q16
- SNC relationships included in business line balances
- Approximately 760 borrowers
- Comerica is agent for approx. 20%
- Strategy: Pursue full relationships with ancillary business
- Adhere to same credit underwriting standards as rest of loan book

Period-end Loans

($ in billions)



Tech. & Life Sciences $0.9 9%
Mortgage Banker $0.5 5%
Commercial Real Estate $0.9 9%
Environmental Services $0.2 2%
Entertainment $0.3 3%
Corporate Banking $2.3 22%
Total $10.2
Energy $2.4 23%
National Dealer Services $0.5 5%
General $2.2 22%
■ = Total Middle Market (64%)

9/30/16 • SNCs are not a line of business. The balances shown above are included in the line of business balances.
• SNCs are facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level

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Holding Company Debt Rating

	Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Peer Banks	BB&T	A2	A-	A+
Peer Banks	Cullen Frost	A3	A-	--
Peer Banks	M&T Bank	A3	A-	A
Peer Banks	**Comerica**	**A3**	**BBB+**	**A**
Peer Banks	BOK Financial Corporation	A3	BBB+	A
Peer Banks	Huntington	Baa1	BBB	A-
Peer Banks	Fifth Third	Baa1	BBB+	A
Peer Banks	KeyCorp	Baa1	BBB+	A-
Peer Banks	SunTrust	Baa1	BBB+	A-
Peer Banks	Regions Financial	Baa2	BBB	BBB
Peer Banks	First Horizon National Corp	Baa3	BB+	BBB-
Peer Banks	Zions Bancorporation	Ba1	BBB-	BBB-
Large Banks	U.S. Bancorp	A1	A+	AA
Large Banks	Wells Fargo & Company	A2	A	AA-
Large Banks	PNC Financial Services Group	A3	A-	A+
Large Banks	JP Morgan	A3	A-	A+
Large Banks	Bank of America	Baa1	BBB+	A

As of 12/1/16 • Source: SNL Financial • Debt Ratings are not a recommendation to buy, sell, or hold securities

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Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)

	9/30/16	6/30/16	12/31/15	09/30/15	12/31/14	12/31/13	12/31/12	12/31/11
Common shareholders' equity	$7,727	$7,694	$7,560	$7,622	$7,402	$7,150	$6,939	$6,865
Less: Goodwill	635	635	635	635	635	635	635	635
Less: Other intangible assets	11	12	14	14	15	17	22	32
Tangible common equity	$7,081	$7,047	$6,911	$6,973	$6,752	$6,498	$6,282	$6,198
Total assets	$74,124	$71,280	$71,877	$71,012	$69,186	$65,224	$65,066	$61,005
Less: Goodwill	635	635	635	635	635	635	635	635
Less: Other intangible assets	11	12	14	14	15	17	22	32
Tangible assets	$73,478	$70,633	$71,228	$70,363	$68,536	$64,572	$64,409	$60,338
Common equity ratio	*10.42%*	*10.79%*	*10.52%*	*10.73%*	*10.70%*	*10.97%*	*10.67%*	*11.26%*
Tangible common equity ratio	***9.64***	***9.98***	***9.70***	***9.91***	***9.85***	***10.07***	***9.76***	***10.27***
Common shareholders' equity	$7,727	$7,694	$7,560	$7,622	$7,402	$7,150	$6,939	$6,865
Tangible common equity	7,081	7,047	6,911	6,973	6,752	6,498	6,282	6,198
Shares of common stock outstanding (in millions)	172	174	176	177	179	182	188	197
Common shareholders' equity per share of common stock	*$44.91*	*$44.24*	*$43.03*	*$43.02*	*$41.35*	*$39.22*	*$36.86*	*$34.79*
Tangible common equity per share of common stock	***40.15***	***40.52***	***39.33***	***39.36***	***37.72***	***35.64***	***33.36***	***31.40***

The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets. Tangible common equity per share of common stock removes the effect of intangible assets from common shareholders equity per share of common stock.• The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

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